Other Financial Liabilities	12 Months Ended
Dec. 31, 2022
Disclosure Of Other Financial Liabilities [Abstract]
Other Financial Liabilities
29. Other Financial Liabilities
The current other financial liabilities comprise the following:

€ thousand	December 31, 2022	December 31, 2021
Loan Agreement	14,440	0
Other financial liabilities	339	37
Total	14,779	37
thereof non-current
Other financial liabilities	249	0
Total	249	0
On May 02, 2022, the Group entered into a credit agreement with Formue Nord Fokus A/S, Modelio Equity AB (publ) and Munkekullen 5 förvaltning AB as lenders for a credit line of €25 million until June 30, 2023. A loan in a nominal amount of €13,110 thousand has been disbursed hereunder on May 3, 2022, which is presented together with accrued interest in the amount of €1,330 thousand as Loan Agreement in the table above. The loan contains a prepayment option which enables the group to prepay the loan early. This option was bifurcated from the debt host contract. The prepayment option is recognized as an embedded derivative and is presented on statement of financial position under Other financial and non-financial
assets. The embedded derivative is measured at fair value through profit or loss. The initial option value was €454 thousand. As of December 31, 2022, the fair value of the embedded derivative was €172 thousand. The fair value change of €282 thousand is recognized under interest and similar expenses. For further information regarding the valuation methodology refer to Note 33.1.